UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2010

SearchMedia Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	001-33800	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15A Zhao Feng Universe Building, 1800 Zhong Shan Xi Lu, Shanghai, China,		200235
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	86-2164403190

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2010, SearchMedia Holdings Limited (the "Company") received a written notice from NYSE Amex LLC (the "Exchange"), indicating that the Company was not in compliance with the Exchange's continued listing criteria set forth in Sections 134 and 1101 of the NYSE Amex LLC Company Guide because it did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. The Company previously received a similar notice dated April 22, 2010 because it did not timely file its Annual Report on Form 10-K for the year ended December 31, 2009.

On May 5, 2010, the Company submitted a plan of compliance in relation to the April 22, 2010 letter advising the Exchange of the action it has taken, or will take that would bring the Company into compliance with the listing standards no later than July 21, 2010. The Exchange has not acted on the Company’s May 5, 2010 plan of compliance. The Exchange’s May 25, 2010 notice provided that the Company may supplement the May 5, 2010 plan of compliance by June 8, 2010. The Company intends to provide supplemental information by the required Exchange deadline.

The Corporate Compliance Department of the Exchange will evaluate the plan, including supplemental information, and will make a determination as to whether the Company has made a reasonable demonstration of an ability to regain compliance with the continued listing standards by July 21, 2010, in which case the plan will be accepted. If the plan is accepted, the Company will remain listed during the plan period ending July 21, 2010, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company’s plan of compliance, including supplemental information, is not accepted, the Company will be subject to delisting proceedings.

The Company intends to submit its plan of compliance, including supplemental information, and file its Form 10-K for the year ended December 31, 2009 and the Form 10-Q for the quarter ended March 31, 2010 within the required time periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated May 28, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchMedia Holdings Limited

May 28, 2010	By:	Paul Conway

Name: Paul Conway
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated May 28, 2010